Foreign Currency Translation Reserve	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Foreign Currency Translation Reserve
14.	Foreign currency translation reserve
Exchange differences arising on translation of the foreign controlled entities are recognised in other comprehensive income, as described in Note 2.6 (iii), and accumulated in a separate reserve within equity. The cumulative amount is reclassified to profit or loss when the net investment is disposed of.
The following table represents the movement of the foreign currency translation reserve during the year:

In USD	Foreign currency reserve
At 1 January 20 19	14,183
Currency translation difference	1,154,625

At 31 December 2019	1,168,808
Currency translation difference	(308,434)

At 31 December 2020	860,374
Currency translation difference	(409,511)

At 31 December 2021	450,863